EXHIBIT 99.6

                                                        MONTHLY OPERATING REPORT

----------------------------
CASE NAME: OK TURBINES, INC.                            ACCRUAL BASIS
----------------------------
CASE NUMBER: 400-42146-BJH-11                           02/13/95, RWD, 2/96
----------------------------
JUDGE: BARBARA J. HOUSER
----------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: OCTOBER 31, 2000


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ DREW KEITH                                        Chief Financial Officer
---------------------------------------              -------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                       TITLE

Drew Keith                                                   11/20/00
---------------------------------------              -------------------------
PRINTED NAME OF RESPONSIBLE PARTY                              DATE

PREPARER:

/s/ JESSICA L. WILSON                                 Chief Accounting Officer
---------------------------------------              -------------------------
ORIGINAL SIGNATURE OF PREPARER                                TITLE

Jessica L. Wilson                                            11/20/00
---------------------------------------              -------------------------
PRINTED NAME OF PREPARER                                       DATE

                                                        MONTHLY OPERATING REPORT

-----------------------------
CASE NAME: OK TURBINES, INC.                            ACCRUAL BASIS-1
-----------------------------
CASE NUMBER: 400-42146-BJH-11                           02/13/95, RWD, 2/96
-----------------------------

-------------------------
COMPARATIVE BALANCE SHEET
-----------------------------------------------------------------------------------------------------------------------------
                                                                            MONTH               MONTH              MONTH
                                                     SCHEDULE     -----------------------------------------------------------
ASSETS                                                AMOUNT            October 2000
-----------------------------------------------------------------------------------------------------------------------------
1.     UNRESTRICTED CASH                                 $299,835              $223,286                 $0                $0
-----------------------------------------------------------------------------------------------------------------------------
2.     RESTRICTED CASH                                         $0                                       $0                $0
-----------------------------------------------------------------------------------------------------------------------------
3.     TOTAL CASH                                        $299,835              $223,286                 $0                $0
-----------------------------------------------------------------------------------------------------------------------------
4.     ACCOUNTS  RECEIVABLE  (NET)                       $569,077              $653,601                 $0                $0
-----------------------------------------------------------------------------------------------------------------------------
5.     INVENTORY                                       $4,135,448            $4,204,254                 $0                $0
-----------------------------------------------------------------------------------------------------------------------------
6.     NOTES RECEIVABLE                                        $0                    $0                 $0                $0
-----------------------------------------------------------------------------------------------------------------------------
7.     PREPAID EXPENSES                                        $0                    $0                 $0                $0
-----------------------------------------------------------------------------------------------------------------------------
8.     OTHER (ATTACH LIST)                                $30,000           ($1,003,140)                $0                $0
-----------------------------------------------------------------------------------------------------------------------------
9.     TOTAL CURRENT ASSETS                            $5,034,360            $4,078,001                 $0                $0
-----------------------------------------------------------------------------------------------------------------------------
10.    PROPERTY, PLANT & EQUIPMENT                       $474,012              $602,914                 $0                $0
-----------------------------------------------------------------------------------------------------------------------------
11.    LESS: ACCUMULATED
       DEPRECIATION/DEPLETION                                  $0              $117,398                 $0                $0
-----------------------------------------------------------------------------------------------------------------------------
12.    NET PROPERTY, PLANT &
       EQUIPMENT                                         $474,012              $485,516                 $0                $0
-----------------------------------------------------------------------------------------------------------------------------
13.    DUE FROM INSIDERS                                       $0                    $0                 $0                $0
-----------------------------------------------------------------------------------------------------------------------------
14.    OTHER ASSETS - NET OF
       AMORTIZATION (ATTACH LIST)                              $0                    $0                 $0                $0
-----------------------------------------------------------------------------------------------------------------------------
15.    OTHER (ATTACH LIST)                                     $0                    $0                 $0                $0
-----------------------------------------------------------------------------------------------------------------------------
16.    TOTAL ASSETS                                    $5,508,372            $4,563,517                 $0                $0
-----------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------
17.    ACCOUNTS PAYABLE                                                         $30,895                 $0                $0
-----------------------------------------------------------------------------------------------------------------------------
18.    TAXES PAYABLE                                                                 $0                 $0                $0
-----------------------------------------------------------------------------------------------------------------------------
19.    NOTES PAYABLE                                                                 $0                 $0                $0
-----------------------------------------------------------------------------------------------------------------------------
20.    PROFESSIONAL FEES                                                             $0                 $0                $0
-----------------------------------------------------------------------------------------------------------------------------
21.    SECURED DEBT                                                                  $0                 $0                $0
-----------------------------------------------------------------------------------------------------------------------------
22.    OTHER (ATTACH LIST)                                                           $0                 $0                $0
-----------------------------------------------------------------------------------------------------------------------------
23.    TOTAL POSTPETITION
       LIABILITIES                                                              $30,895                 $0                $0
-----------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------
24.    SECURED DEBT                                            $0                    $0                 $0                $0
-----------------------------------------------------------------------------------------------------------------------------
25.    PRIORITY DEBT                                      $28,268                    $0                 $0                $0
-----------------------------------------------------------------------------------------------------------------------------
26.    UNSECURED DEBT                                    $493,554              $522,843                 $0                $0
-----------------------------------------------------------------------------------------------------------------------------
27.    OTHER (ATTACH LIST)                                     $0                    $0                 $0                $0
-----------------------------------------------------------------------------------------------------------------------------
28.    TOTAL PREPETITION LIABILITIES                     $521,822              $522,843                 $0                $0
-----------------------------------------------------------------------------------------------------------------------------
29.    TOTAL LIABILITIES                                 $521,822              $553,738                 $0                $0
-----------------------------------------------------------------------------------------------------------------------------
EQUITY
-----------------------------------------------------------------------------------------------------------------------------
30.    PREPETITION OWNERS' EQUITY                                            $3,790,619                 $0                $0
-----------------------------------------------------------------------------------------------------------------------------
31.    POSTPETITION CUMULATIVE
       PROFIT OR (LOSS)                                                        $219,160                 $0                $0
-----------------------------------------------------------------------------------------------------------------------------
32.    DIRECT CHARGES TO EQUITY
       (ATTACH EXPLANATION)
-----------------------------------------------------------------------------------------------------------------------------
33.    TOTAL EQUITY                                            $0            $4,009,779                 $0                $0
-----------------------------------------------------------------------------------------------------------------------------
34.    TOTAL LIABILITIES &
       OWNERS' EQUITY                                    $521,822            $4,563,517                 $0                $0
-----------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

-----------------------------
CASE NAME: OK TURBINES, INC.                            ACCRUAL BASIS-2
-----------------------------
CASE NUMBER: 400-42146-BJH-11                           02/13/95, RWD, 2/96
-----------------------------

-------------------------------------------------------
INCOME STATEMENT
-------------------------------------------------------------------------------------------------------------------------
                                                                MONTH             MONTH          MONTH         QUARTER
                                                         ---------------------------------------------------
REVENUES                                                    October 2000                                        TOTAL
-------------------------------------------------------------------------------------------------------------------------
1. GROSS REVENUES                                                 $480,483              $0             $0       $480,483
-------------------------------------------------------------------------------------------------------------------------
2. LESS: RETURNS & DISCOUNTS                                            $0              $0             $0             $0
-------------------------------------------------------------------------------------------------------------------------
3. NET REVENUE                                                    $480,483              $0             $0       $480,483
-------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
-------------------------------------------------------------------------------------------------------------------------
4.    MATERIAL                                                    $222,654              $0             $0       $222,654
-------------------------------------------------------------------------------------------------------------------------
5.    DIRECT LABOR                                                 $50,717              $0             $0        $50,717
-------------------------------------------------------------------------------------------------------------------------
6.    DIRECT OVERHEAD                                               $7,662              $0             $0         $7,662
-------------------------------------------------------------------------------------------------------------------------
7.    TOTAL COST OF GOODS SOLD                                    $281,033              $0             $0       $281,033
-------------------------------------------------------------------------------------------------------------------------
8.    GROSS PROFIT                                                $199,450              $0             $0       $199,450
-------------------------------------------------------------------------------------------------------------------------
OPERATING  EXPENSES
-------------------------------------------------------------------------------------------------------------------------
9.    OFFICER/INSIDER COMPENSATION                                  $6,274              $0             $0         $6,274
-------------------------------------------------------------------------------------------------------------------------
10.   SELLING & MARKETING                                             $648              $0             $0           $648
-------------------------------------------------------------------------------------------------------------------------
11.   GENERAL & ADMINISTRATIVE                                     $30,436              $0             $0        $30,436
-------------------------------------------------------------------------------------------------------------------------
12.   RENT & LEASE                                                  $3,010              $0             $0         $3,010
-------------------------------------------------------------------------------------------------------------------------
13.   OTHER (ATTACH LIST)                                          ($4,694)             $0             $0        ($4,694)
-------------------------------------------------------------------------------------------------------------------------
14.   TOTAL OPERATING EXPENSES                                     $35,674              $0             $0        $35,674
-------------------------------------------------------------------------------------------------------------------------
15.   INCOME BEFORE NON-OPERATING
      INCOME & EXPENSE                                            $163,776              $0             $0       $163,776
-------------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
-------------------------------------------------------------------------------------------------------------------------
16.   NON-OPERATING INCOME (ATT. LIST)                                  $0              $0             $0             $0
-------------------------------------------------------------------------------------------------------------------------
17.   NON-OPERATING EXPENSE (ATT. LIST)                                 $0              $0             $0             $0
-------------------------------------------------------------------------------------------------------------------------
18.   INTEREST EXPENSE                                                  $0              $0             $0             $0
-------------------------------------------------------------------------------------------------------------------------
19.   DEPRECIATION/DEPLETION                                        $4,229              $0             $0         $4,229
-------------------------------------------------------------------------------------------------------------------------
20.   AMORTIZATION                                                      $0              $0             $0             $0
-------------------------------------------------------------------------------------------------------------------------
21.   OTHER (ATTACH LIST)                                               $0              $0             $0             $0
-------------------------------------------------------------------------------------------------------------------------
22.   NET OTHER INCOME & EXPENSES                                   $4,229              $0             $0         $4,229
-------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-------------------------------------------------------------------------------------------------------------------------
23.   PROFESSIONAL FEES                                                 $0              $0             $0             $0
-------------------------------------------------------------------------------------------------------------------------
24.   U.S. TRUSTEE FEES                                                 $0              $0             $0             $0
-------------------------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                                               $0              $0             $0             $0
-------------------------------------------------------------------------------------------------------------------------
26.   TOTAL REORGANIZATION EXPENSES                                     $0              $0             $0             $0
-------------------------------------------------------------------------------------------------------------------------
27.   INCOME TAX                                                        $0              $0             $0             $0
-------------------------------------------------------------------------------------------------------------------------
28.   NET PROFIT (LOSS)                                           $159,547              $0             $0       $159,547
-------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

-----------------------------
CASE NAME: OK TURBINES, INC.                            ACCRUAL BASIS-3
-----------------------------
CASE NUMBER: 400-42146-BJH-11                           02/13/95, RWD, 2/96
-----------------------------

-------------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                    MONTH              MONTH           MONTH
                                                              ------------------------------------------------------    QUARTER
DISBURSEMENTS                                                     October 2000                                           TOTAL
-------------------------------------------------------------------------------------------------------------------------------
1.    CASH - BEGINNING OF MONTH                                      $292,736              $0               $0        $292,736
-------------------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
-------------------------------------------------------------------------------------------------------------------------------
2.    CASH SALES                                                           $0              $0               $0              $0
-------------------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
-------------------------------------------------------------------------------------------------------------------------------
3.    PREPETITION                                                      $5,000              $0               $0          $5,000
-------------------------------------------------------------------------------------------------------------------------------
4.    POSTPETITION                                                   $329,297              $0               $0        $329,297
-------------------------------------------------------------------------------------------------------------------------------
5.    TOTAL OPERATING RECEIPTS                                       $334,297              $0               $0        $334,297
-------------------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
-------------------------------------------------------------------------------------------------------------------------------
6.    LOANS & ADVANCES (ATTACH LIST)                                       $0              $0               $0              $0
-------------------------------------------------------------------------------------------------------------------------------
7.    SALE OF ASSETS                                                       $0              $0               $0              $0
-------------------------------------------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)                                              $6,839              $0               $0          $6,839
-------------------------------------------------------------------------------------------------------------------------------
9.    TOTAL NON-OPERATING RECEIPTS                                     $6,839              $0               $0          $6,839
-------------------------------------------------------------------------------------------------------------------------------
10.   TOTAL RECEIPTS                                                 $341,136              $0               $0        $341,136
-------------------------------------------------------------------------------------------------------------------------------
11.   TOTAL CASH AVAILABLE                                           $633,872              $0               $0        $633,872
-------------------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
-------------------------------------------------------------------------------------------------------------------------------
12.   NET PAYROLL                                                     $57,762              $0               $0         $57,762
-------------------------------------------------------------------------------------------------------------------------------
13.   PAYROLL TAXES PAID                                               $4,189              $0               $0          $4,189
-------------------------------------------------------------------------------------------------------------------------------
14.   SALES, USE & OTHER TAXES PAID                                        $0              $0               $0              $0
-------------------------------------------------------------------------------------------------------------------------------
15.   SECURED/RENTAL/LEASES                                            $2,777              $0               $0          $2,777
-------------------------------------------------------------------------------------------------------------------------------
16.   UTILITIES                                                        $2,917              $0               $0          $2,917
-------------------------------------------------------------------------------------------------------------------------------
17.   INSURANCE                                                            $0              $0               $0              $0
-------------------------------------------------------------------------------------------------------------------------------
18.   INVENTORY PURCHASES                                            $232,725              $0               $0        $232,725
-------------------------------------------------------------------------------------------------------------------------------
19.   VEHICLE EXPENSES                                                     $0              $0               $0              $0
-------------------------------------------------------------------------------------------------------------------------------
20.   TRAVEL                                                             $636              $0               $0            $636
-------------------------------------------------------------------------------------------------------------------------------
21.   ENTERTAINMENT                                                      $535              $0               $0            $535
-------------------------------------------------------------------------------------------------------------------------------
22.   REPAIRS & MAINTENANCE                                           $80,551              $0               $0         $80,551
-------------------------------------------------------------------------------------------------------------------------------
23.   SUPPLIES                                                         $6,064              $0               $0          $6,064
-------------------------------------------------------------------------------------------------------------------------------
24.   ADVERTISING                                                        $636              $0               $0            $636
-------------------------------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                                             $16,794              $0               $0         $16,794
-------------------------------------------------------------------------------------------------------------------------------
26.   TOTAL OPERATING DISBURSEMENTS                                  $405,586              $0               $0        $405,586
-------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
27.   PROFESSIONAL FEES                                                    $0              $0               $0              $0
-------------------------------------------------------------------------------------------------------------------------------
28.   U.S. TRUSTEE FEES                                                $5,000              $0               $0          $5,000
-------------------------------------------------------------------------------------------------------------------------------
29.   OTHER (ATTACH LIST)                                                  $0              $0               $0              $0
-------------------------------------------------------------------------------------------------------------------------------
30.   TOTAL REORGANIZATION EXPENSES                                    $5,000              $0               $0          $5,000
-------------------------------------------------------------------------------------------------------------------------------
31.   TOTAL DISBURSEMENTS                                            $410,586              $0               $0        $410,586
-------------------------------------------------------------------------------------------------------------------------------
32.   NET CASH FLOW                                                  ($69,450)             $0               $0        ($69,450)
-------------------------------------------------------------------------------------------------------------------------------
33.   CASH - END OF MONTH                                            $223,286              $0               $0        $223,286
-------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

-----------------------------
CASE NAME: OK TURBINES, INC.                            ACCRUAL BASIS-4
-----------------------------
CASE NUMBER: 400-42146-BJH-11                           02/13/95, RWD, 2/96
-----------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                            SCHEDULE           MONTH             MONTH           MONTH
                                                                         ----------------------------------------------------
ACCOUNTS RECEIVABLE AGING                                    AMOUNT         October 2000
-----------------------------------------------------------------------------------------------------------------------------
1.     0-30                                                                        $359,091
-----------------------------------------------------------------------------------------------------------------------------
2.     31-60                                                                        $80,395
-----------------------------------------------------------------------------------------------------------------------------
3.     61-90                                                                        $23,064
-----------------------------------------------------------------------------------------------------------------------------
4.     91+                                                                         $201,215
-----------------------------------------------------------------------------------------------------------------------------
5.     TOTAL ACCOUNTS RECEIVABLE                                      $0           $663,765              $0               $0
-----------------------------------------------------------------------------------------------------------------------------
6.     AMOUNT CONSIDERED UNCOLLECTIBLE                                              $10,163
-----------------------------------------------------------------------------------------------------------------------------
7.     ACCOUNTS RECEIVABLE (NET)                                      $0           $653,602              $0               $0
-----------------------------------------------------------------------------------------------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES                                             MONTH:  October 2000
-----------------------------------------------------------------------------------------------------------------------------
                                         0-30                31-60             61-90              91+
TAXES PAYABLE                            DAYS                 DAYS              DAYS             DAYS            TOTAL
-----------------------------------------------------------------------------------------------------------------------------
1.     FEDERAL                                       $0               $0                 $0              $0               $0
-----------------------------------------------------------------------------------------------------------------------------
2.     STATE                                         $0               $0                 $0              $0               $0
-----------------------------------------------------------------------------------------------------------------------------
3.     LOCAL                                         $0               $0                 $0              $0               $0
-----------------------------------------------------------------------------------------------------------------------------
4.     OTHER (ATTACH LIST)                           $0               $0                 $0              $0               $0
-----------------------------------------------------------------------------------------------------------------------------
5.     TOTAL TAXES PAYABLE                           $0               $0                 $0              $0               $0
-----------------------------------------------------------------------------------------------------------------------------
6.     ACCOUNTS  PAYABLE                        $32,017              $21            ($1,060)           ($83)         $30,895
-----------------------------------------------------------------------------------------------------------------------------
STATUS OF POSTPETITION TAXES                                                         MONTH:  October 2000
-----------------------------------------------------------------------------------------------------------------------------
                                                           BEGINNING           AMOUNT                            ENDING
                                                              TAX          WITHHELD AND/        AMOUNT            TAX
FEDERAL                                                    LIABILITY*        0R ACCRUED          PAID          LIABILITY
-----------------------------------------------------------------------------------------------------------------------------
1.     WITHHOLDING**                                                  $0                 $0              $0               $0
-----------------------------------------------------------------------------------------------------------------------------
2.     FICA-EMPLOYEE**                                                $0                 $0              $0               $0
-----------------------------------------------------------------------------------------------------------------------------
3.     FICA-EMPLOYER**                                                $0                 $0              $0               $0
-----------------------------------------------------------------------------------------------------------------------------
4.     UNEMPLOYMENT                                                   $0                 $0              $0               $0
-----------------------------------------------------------------------------------------------------------------------------
5.     INCOME                                                         $0                 $0              $0               $0
-----------------------------------------------------------------------------------------------------------------------------
6.     OTHER (ATTACH LIST)                                            $0                 $0              $0               $0
-----------------------------------------------------------------------------------------------------------------------------
7.     TOTAL FEDERAL TAXES                                            $0                 $0              $0               $0
-----------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
-----------------------------------------------------------------------------------------------------------------------------
8.     WITHHOLDING                                                    $0                 $0              $0               $0
-----------------------------------------------------------------------------------------------------------------------------
9.     SALES                                                          $0                 $0              $0               $0
-----------------------------------------------------------------------------------------------------------------------------
10.    EXCISE                                                         $0                 $0              $0               $0
-----------------------------------------------------------------------------------------------------------------------------
11.    UNEMPLOYMENT                                                   $0                 $0              $0               $0
-----------------------------------------------------------------------------------------------------------------------------
12.    REAL PROPERTY                                                  $0                 $0              $0               $0
-----------------------------------------------------------------------------------------------------------------------------
13.    PERSONAL PROPERTY                                              $0             $7,693          $7,693               $0
-----------------------------------------------------------------------------------------------------------------------------
14.    OTHER (ATTACH LIST)                                            $0                 $0              $0               $0
-----------------------------------------------------------------------------------------------------------------------------
15.    TOTAL STATE & LOCAL                                            $0             $7,693          $7,693               $0
-----------------------------------------------------------------------------------------------------------------------------
16.    TOTAL TAXES                                                    $0             $7,693          $7,693               $0
-----------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

-----------------------------
CASE NAME: OK TURBINES, INC.                            ACCRUAL BASIS-5
-----------------------------
CASE NUMBER: 400-42146-BJH-11                           02/13/95, RWD, 2/96
-----------------------------


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                        MONTH:      October 2000
---------------------------------------------------------------------------------------------------------------------------------
BANK RECONCILIATIONS                                   Account #1               Account #2            Account #3
---------------------------------------------------------------------------------------------------------------------------------
A. BANK:                                             Bank of America         Bank of America        Bank of America
-------------------------------------------------------------------------------------------------------------------
B. ACCOUNT  NUMBER:                                    15819-20089             00127-09156            00129-09155        TOTAL
-------------------------------------------------------------------------------------------------------------------
C. PURPOSE  (TYPE):                                     Operating                Payroll               Operating
---------------------------------------------------------------------------------------------------------------------------------
1.     BALANCE PER BANK STATEMENT                          $283,066                     $0                    $0        $283,066
---------------------------------------------------------------------------------------------------------------------------------
2.     ADD: TOTAL DEPOSITS NOT CREDITED                          $0                     $0                    $0              $0
---------------------------------------------------------------------------------------------------------------------------------
3.     SUBTRACT: OUTSTANDING CHECKS                         $60,211                     $0                    $0         $60,211
---------------------------------------------------------------------------------------------------------------------------------
4.     OTHER RECONCILING ITEMS                                   $0                     $0                    $0              $0
---------------------------------------------------------------------------------------------------------------------------------
5.     MONTH END BALANCE PER BOOKS                         $222,855           $0                    $0                  $222,855
---------------------------------------------------------------------------------------------------------------------------------
6.     NUMBER OF LAST CHECK WRITTEN                 5632                Account closed        Account closed
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACCOUNTS
---------------------------------------------------------------------------------------------------------------------------------
                                                   DATE OF                 TYPE OF               PURCHASE            CURRENT
BANK, ACCOUNT NAME & NUMBER                       PURCHASE                INSTRUMENT               PRICE              VALUE
---------------------------------------------------------------------------------------------------------------------------------
7.     N/A
---------------------------------------------------------------------------------------------------------------------------------
8.     N/A
---------------------------------------------------------------------------------------------------------------------------------
9.     N/A
---------------------------------------------------------------------------------------------------------------------------------
10.    N/A
---------------------------------------------------------------------------------------------------------------------------------
11.    TOTAL INVESTMENTS                                                                                      $0              $0
---------------------------------------------------------------------------------------------------------------------------------
CASH
---------------------------------------------------------------------------------------------------------------------------------
12.    CURRENCY ON HAND                                                                                                     $431
---------------------------------------------------------------------------------------------------------------------------------
13.    TOTAL CASH - END OF MONTH                                                                                        $223,286
---------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

-----------------------------
CASE NAME: OK TURBINES, INC.                            ACCRUAL BASIS-6
-----------------------------
CASE NUMBER: 400-42146-BJH-11                           02/13/95, RWD, 2/96
-----------------------------

                                                        MONTH: OCTOBER 2000

------------------------------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
------------------------------------------------------------------
OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------
                                   INSIDERS
--------------------------------------------------------------------------------
                                   TYPE OF             AMOUNT      TOTAL PAID
     NAME                          PAYMENT              PAID         TO DATE
--------------------------------------------------------------------------------
1.   GREGG NIMMO           Reimbursment                    $7,702       $17,114
--------------------------------------------------------------------------------
2.   GREGG NIMMO           Salary                          $6,274       $49,906
--------------------------------------------------------------------------------
3.
--------------------------------------------------------------------------------
4.
--------------------------------------------------------------------------------
5.
--------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                                          $13,976       $67,020
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                               PROFESSIONALS
------------------------------------------------------------------------------------------------------------
                                DATE OF COURT                                                     TOTAL
                              ORDER AUTHORIZING        AMOUNT        AMOUNT      TOTAL PAID     INCURRED
                   NAME            PAYMENT            APPROVED        PAID         TO DATE     & UNPAID *
------------------------------------------------------------------------------------------------------------
1.   N/A
------------------------------------------------------------------------------------------------------------
2.   N/A
------------------------------------------------------------------------------------------------------------
3.   N/A
------------------------------------------------------------------------------------------------------------
4.   N/A
------------------------------------------------------------------------------------------------------------
5.   N/A
------------------------------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                                          $0            $0            $0            $0
------------------------------------------------------------------------------------------------------------

*  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

----------------------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
                                                      SCHEDULED      AMOUNTS
                                                       MONTHLY        PAID          TOTAL
                                                      PAYMENTS       DURING        UNPAID
                 NAME OF CREDITOR                        DUE          MONTH     POSTPETITION
----------------------------------------------------------------------------------------------
1.   City of Hollister - Building Rent                     $2,395        $2,395            $0
----------------------------------------------------------------------------------------------
2.   Other                                             various             $615            $0
----------------------------------------------------------------------------------------------
3.   N/A
----------------------------------------------------------------------------------------------
4.   N/A
----------------------------------------------------------------------------------------------
5.   N/A
----------------------------------------------------------------------------------------------
6.   TOTAL                                                 $2,395        $3,010            $0
----------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

-----------------------------
CASE NAME: OK TURBINES, INC.                            ACCRUAL BASIS-7
-----------------------------
CASE NUMBER: 400-42146-BJH-11                           02/13/95, RWD, 2/96
-----------------------------

                                                        MONTH: OCTOBER 2000

QUESTIONNAIRE
-----------------------------------------------------------------------------------------------------------
                                                                                   YES             NO
-----------------------------------------------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
      THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                         X
-----------------------------------------------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
      OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                   X
-----------------------------------------------------------------------------------------------------------
3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
      LOANS) DUE FROM RELATED PARTIES?                                                             X
-----------------------------------------------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
      THIS REPORTING PERIOD?                                                                       X
-----------------------------------------------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
      DEBTOR FROM ANY PARTY?                                                                       X
-----------------------------------------------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                 X
-----------------------------------------------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
      PAST DUE?                                                                                    X
-----------------------------------------------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                             X
-----------------------------------------------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                   X
-----------------------------------------------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
      DELINQUENT?                                                                                  X
-----------------------------------------------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
      REPORTING PERIOD?                                                                            X
-----------------------------------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                                              X
-----------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
INSURANCE
-----------------------------------------------------------------------------------------------------------
                                                                                   YES             NO
-----------------------------------------------------------------------------------------------------------
1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
      NECESSARY INSURANCE COVERAGES IN EFFECT?                                      X
-----------------------------------------------------------------------------------------------------------
2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                        X
-----------------------------------------------------------------------------------------------------------
3.    PLEASE ITEMIZE POLICIES BELOW.
-----------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                    INSTALLMENT  PAYMENTS
-------------------------------------------------------------------------------------------------------
           TYPE  OF                                                                PAYMENT AMOUNT
            POLICY                    CARRIER          PERIOD COVERED               & FREQUENCY
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
      See Kitty Hawk, Inc. Case#400-42141
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

------------------------------
CASE  NAME: OK TURBINES, INC.                          FOOTNOTES SUPPLEMENT
------------------------------
CASE  NUMBER: 400-42146-BJH-11                               ACCRUAL BASIS
------------------------------

                                             MONTH:        October 2000

------------------------------------------------------------------------------------------------
  ACCRUAL BASIS       LINE
    FORM NUMBER       NUMBER               FOOTNOTE / EXPLANATION
------------------------------------------------------------------------------------------------
       3                12     All payroll is paid out of Kitty Hawk Charters, Inc. (Case #400-
                        13        42142) and allocated to the Company. Related payroll
                                  taxes are disbursed out of and reported at KH Charters.
------------------------------------------------------------------------------------------------
       6                       All Professional fees related to the Reorganization of the
                                 Company are disbursed out of Kitty Hawk, Inc. (Parent
                                 Company). Refer to Case # 400-42141
------------------------------------------------------------------------------------------------
       7                       All insurance plans related to the Company are carried
                                 at Kitty Hawk, Inc. (Parent Company). Refer to Case #
                                 400-42141.
------------------------------------------------------------------------------------------------

CASE NAME: OK TURBINES, INC.

CASE NUMBER: 400-42146-BJH-11

DETAILS OF OTHER ITEMS


ACCRUAL BASIS-1                                    October 2000


8.   OTHER (ATTACH LIST)                                $ (1,003,140)Reported
                                              -----------------------
        Intercompany Receivables                          (1,094,990)
        Uncollectible A/R                                     10,163
        Security Deposit                                      81,687
                                              -----------------------
                                                          (1,003,140)Detail
                                              -----------------------
                                                                    - Difference

ACCRUAL BASIS-2

13.  OTHER (ATTACH LIST)                                    $ (4,694)Reported
                                              -----------------------
        Bad Debt                                              (4,694)Detail
                                              -----------------------
                                                                    - Difference


ACCRUAL BASIS-3

8.   OTHER (ATTACH LIST)                                     $ 6,839 Reported
                                              -----------------------
        Travel cash returned                                     349
        NSF Checks                                             4,719
        Inventory refunds                                      1,771
                                              -----------------------
                                                                    6,839 Detail
                                              -----------------------
                                                                    - Difference



25.  OTHER (ATTACH LIST)                                      16,794 Reported
                                              -----------------------
        Freight                                                7,481
        Professional Service                                   1,520
        Fuel                                                   1,216
        Refunds                                                3,706
        Education                                                200
        Misc                                                     193
        Subscription                                           2,478
                                              -----------------------
                                                                   16,794 Detail
                                              -----------------------
                                                                    - Difference